Exhibit 99.1

EXECUTIVE SUMMARY

Unison
Odin New Horizon Real Estate Fund, LP

RECOVCO

EXECUTIVE NARRATIVE:

The Executive Summary summarizes the independent third-party due diligence review (the “Review”) conducted on 296 Option Investments by Recovco Mortgage Management, LLC (“Recovco”) on behalf of its Client, Odin New Horizon Real Estate Fund LP (“Client”).

Recovco’s reports, which are to be made available to the recipient by the Client, include the Investment-level results of Recovco’s independent, third-party due diligence review conducted for the Client.

Recovco performed certain due diligence services described below on Option Investment. The Review was conducted on behalf of the Client in 2024 via file images provided by the Client for review as part of a prior review of a total of 1,104 Option Investments, the 296 loans for this review were part of the prior review.

DESCRIPTION OF SERVICES:

Recovco was instructed to perform a credit, guideline, valuation, data/document validation review and condition clearing services for 1-4 family residential property-secured Option Investments (“Option Investments”) submitted to Recovco by Client.

INVESTMENT SAMPLING:

Recovco’s sample selection criteria, as directed, was as follows:

●	Target 30% at random of 3,677 Investments (at time of initial Due Diligence Review).

o	The 296 Investments Options were part of the initial Sample review of the 1,104 Investments.

●	Title Lien Review was completed on 965 Investment as selected by the Client for review.

The table below summarizes the reviews conducted by Recovco:

Review	Reviewed Total	% Of Sample
Underwriting Guideline Check	296	100.00%
Confirmatory Data Review	296	100.00%
Confirmatory Document Review	296	100.00%
Title Lien Review	965	100.00%

CONFIRMATORY DATA REVIEW:

Where available, Recovco compared the data fields below on the data tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all Option Investments. This comparison included the following data fields:

Exercise Amount	Lien Position	Maximum Investment Size	Sr. Lien Amount	Occupancy
Property Condition	Option Term	Asset Pricing	Effective Date
Property Type	Original Agreed Value	Property Address	Appraised Value

UNDERWRITING GUIDELINE CHECK:

Recovco will review the portfolio of Client’s investments to determine if they appear to be in accordance with certain criteria, as mutually agreed upon between Recovco and Clients, in the Underwriting Guidelines “Investment Guidelines” (see Attachment) as provided by Clients. The review requirements will generally include:

-	Review and confirmation of Application

•	Initial Eligible Investment Instruments
•	Credit Score / History
•	Dwelling type
•	Lien Position
•	Occupancy

-	Review of:

•	Credit report
•	Debt Limit
•	Flood Insurance

o	The Client directed Recovco that if there was no evidence of a Flood Insurance at origination the exception could be downgraded from a Grade Level 4 (Material) to a Grade Level 2 (Evidentiary).

•	Mortgage Statements
•	Homeowners Insurance

o	The Client did not request Master Condo Insurance as required in the Hazard Insurance Requirements & Authorization Form, but did provide insurance to protect the individual unit.

•	Appraisal
•	Inspection Report

-	Property Eligibility

•	Number of Units
•	Property location
•	Property condition

o	Recovco did not complete a review of properties in a FEMA declared disaster area.

•	Dwelling Type

TITLE LIEN REVIEW:

Recovco completed a review of 965 title reports from a third-party vendor. Recovco reviewed the updated title reports to confirm the lien position as reflected on Clients’ data tape. Recovco has identified all associated issues including clouds, unreleased prior liens and delinquent taxes that may affect the lien position. Additionally, Recovco reviewed all relevant documents provided by the Client to clear identified issues. The Client provided an updated Tape on 4/30/24 to correct lien level position.

OVERALL TITLE GRADE
Grade
1	No Issue - Clear Title
2	Minor defects, will not affect lien position
3	Potential Title defect will affect lien position

OVERALL REVIEW RESULTS
Grade	Count	% Of Sample	Investment Payment
1	724	75.03%	$60,839,501
2	241	24.97%	$20,690,247
3	0	0.00%	$0
Total	965	100%	$81,529,748

CONFIRMATORY DOCUMENT REVIEW:

Recovco will review each contract agreement in imaged format as made available to Recovco by Lender under authorization by the Clients. Recovco will review and check for the critical documents as identified in the second table below (the “Critical Documents”), present in said files and, where appropriate, that said Critical Documents have been properly executed and/or recorded in the file.

Option Purchase Agreement	Recorded Security Instrument (or executed if pending recordation)	Recorded Memorandum (or executed if pending recordation)	Credit Report	1st Mortgage Statement
2nd Mortgage Statement (as applicable)	Application	Appraisal	Settlement Statement	Flood Certification

APPRAISAL/BPO REVIEW:

Recovco confirmed, during the initial due diligence, that (i) the subject property address is correct, (ii) all subject buildings included in the collateral are included in the Appraisal/BPO and (iii) the property square-footage was reasonably accurate for both existing and any proposed construction, and (iv) the valuation was relevant for market conditions. To the extent any of the above appeared to be incorrect, Recovco informed Clients as directed.

GRADING CRITERIA:

Upon completion of the Home Equity Investment file review, Recovco assigned grading which considered factors based on the review criteria, product, and applicable guidelines.

OVERALL EVENT GRADE
1	The Investment conforms to all applicable Guidelines, no conditions noted.
2	The Investment does not meet every applicable Guideline, however most of the Investment characteristics are within the guidelines and there are documented and significant compensating factors.
3	The Investment does not meet every applicable Guideline, and most Investment characteristics are outside Guidelines; or there are weak or no compensating factors.
4	The Investment does not meet every applicable Guideline, and most Investment characteristics are outside Guidelines and not curable; or there are weak or no compensating factors.

FINDINGS SUMMARY:

After completing a credit underwriting and valuation review of the 1,104 Home Equity Investments, 1,081 Investments had a rating grade of “1”, 20 Investments had a rating grade of “2”, 3 Investments had a rating grade of “4”. The below chart provides a breakdown of the 296 in the current population:

OVERALL REVIEW RESULTS
Grade	Count	% Of Sample	Investment Payment
1	287	96.96%	$22,715,964.50
2	9	3.04%	$576,378
3	0	0.00%	$0
4	0	0.00%	$0

HOME EQUITY INVESTMENT SUMMARY TABLES:

LIEN POSITION	Count	% Of Reviewed Population	Investment Payment
FIRST	21	7.10%	$2,250,682
SECOND	240	81.08%	$18,273,815.50
THIRD	32	10.81%	$2,462,220
FOURTH	3	1.01%	305,625
TOTAL	296	100.00%	$23,292,342.50

ORIG TERM	Count	% Of Reviewed Population	Investment Payment
0-180	0	0.00%	$0
181-240	0	0.00%	$0
241-360	296	100.00%	$23,292,342.50
Total	296	100.00%	$23,292,342.50

OCCUPANCY	Count	% Of Reviewed Population	Investment Payment
PRIMARY	295	99.66%	$23,255,242.50
SECOND	0	0.00%	$0
INVESTMENT	1	0.34%	$37,100
Total	296	100.00%	$23,292,342.50

DATA INTEGRITY REVIEW RESULTS SUMMARY TABLE:

Of the Home Equity Investments included within the Data Integrity population, there was one (1) data discrepancies on an Option Investments on the 296 Equity Investments for an 0.10% variance per Option Investment count. The discrepancies were attributed to incorrect data capture at origination.

Field	Count	% Of Investment Options Reviewed (by count)
Total Balance of Superior Lien(s)	1	0.34%

The exhibit for the following reports have been provided.

•	Investment Option Level Exception Report
•	Exception Report
•	Title Report
•	Tape Compare Report